Exhibit 10.9

SECOND SUPPLEMENTAL INDENTURE

Dated as of May 12, 2015

to

INDENTURE

Dated as of May 12, 2015

THE CHEMOURS COMPANY,

THE GUARANTORS PARTY HERETO

and

U.S. BANK NATIONAL ASSOCIATION

as Trustee

ARTICLE VI MISCELLANEOUS		27

SECTION 6.01	Ratification of Original Indenture; Supplemental Indenture Part of Original Indenture	27
SECTION 6.02	Concerning the Trustee	27
SECTION 6.03	Multiple Originals; Electronic Signatures	27
SECTION 6.04	GOVERNING LAW	27

Exhibit A	Form of 7.000% Senior Note due 2025
Exhibit B	Form of Certificate of Transfer
Exhibit C	Form of Certificate of Exchange

SECOND SUPPLEMENTAL INDENTURE, dated as of May 12, 2015 (this “Second Supplemental Indenture”), to the Indenture, dated as of May 12, 2015 (the “Original Indenture”), among THE CHEMOURS COMPANY, a Delaware corporation (the “Company”), each of the subsidiary guarantors party hereto or that becomes a guarantor pursuant to the terms of the Original Indenture (the “Guarantors”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as trustee (the “Trustee”).

WHEREAS, the Company, the Guarantors and the Trustee have heretofore executed and delivered the Original Indenture to provide for the issuance from time to time of Notes (as defined in the Original Indenture) of the Company, to be issued in one or more Series;

WHEREAS, the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form and terms of Notes of any Series pursuant to the Original Indenture;

WHEREAS, the Company (i) desires the issuance of a Series of Notes to be designated as hereinafter provided and (ii) has requested the Trustee to enter into this Second Supplemental Indenture for the purpose of establishing the form and terms of the Notes of such Series;

WHEREAS, the Company has duly authorized the creation of an issue of its 7.000% Senior Notes Due 2025 (the “Notes”), which expression includes (i) any further Notes issued pursuant to Section 2.04 hereof and (ii) if and when issued pursuant to the Registration Rights Agreement (as defined herein), the Company’s Exchange Notes (as defined herein) issued in the Exchange Offer (as defined herein) in exchange for any outstanding Notes previously issued hereunder, in each case, forming a single Series therewith of substantially the tenor and amount hereinafter set forth; and

WHEREAS, all action on the part of the Company necessary to authorize the issuance of the Notes under the Original Indenture and this Second Supplemental Indenture (the Original Indenture, as supplemented by this Second Supplemental Indenture, being hereinafter called the “Indenture”) has been duly taken.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

That, in order to establish the form and terms of the Notes and in consideration of the acceptance of the Notes by the Holders thereof and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

SECTION 1.01. Definitions.

(a) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Indenture.

(b) The rules of interpretation set forth in the Original Indenture shall be applied hereto as if set forth in full herein.

(c) For all purposes of this Second Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings:

“144A Global Note” means a Global Note substantially in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Rule 144A.

“Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of DTC, Euroclear and Clearstream that apply to such transfer or exchange.

“Definitive Note” means a certificated Note registered in the name of the Holder thereof and issued in accordance with Article III hereof substantially in the form of Exhibit A hereto, except that such Notes shall not bear the Global Note Legend and shall not have the “Schedule of Exchanges of Interests in the Global Note” attached thereto.

“Exchange Notes” means the exchange notes to be issued with respect to the Notes pursuant to the Registration Rights Agreement.

“Exchange Offer” has the meaning given to the term “Registered Exchange Offer” set forth in the Registration Rights Agreement.

“Exchange Offer Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Global Note Legend” means the legend set forth in Section 3.07(b), which is required to be placed on all Global Notes issued hereunder.

“Global Notes” means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes deposited with or on behalf of and registered in the name of the Depositary or its nominee, substantially in the form of Exhibit A and that bears the Global Note Legend and that has the “Schedule of Exchanges of Interests in the Global Note” attached thereto, issued in accordance with Section 2.14 of the Original Indenture and Section 2.07 hereof.

“Indirect Participant” means a Person who holds a beneficial interest in a Global Note through a Participant.

“Initial Purchaser” means any initial purchaser identified as such in the “Plan of Distribution” section of the Offering Circular.

“Letter of Transmittal” means the letter of transmittal to be prepared by the Company and sent to all Holders for use by such Holders in connection with the Exchange Offer.

“Non-U.S. Person” means a Person who is not a “U.S. person”, as defined in Regulation S.

“Participant” means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

“Private Placement Legend” means the legend set forth in Section 3.07(a), to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

“QIB” means any “qualified institutional buyer,” as defined in Rule 144A under the Securities Act.

“Registration Rights Agreement” means the Registration Rights Agreement dated May 12, 2015, among the Company, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, J.P. Morgan Securities plc as representatives of the initial purchasers.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Global Note” means a Global Note substantially in the form of Exhibit A bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Regulation S.

“Restricted Definitive Note” means a Definitive Note bearing a Private Placement Legend.

“Restricted Global Note” means a Global Note bearing a Private Placement Legend.

“Restricted Period” means the 40-day distribution compliance period as defined in Regulation S.

“Rule 144” means Rule 144 under the Securities Act.

“Rule 144A” means Rule 144A under the Securities Act.

“Rule 903” means Rule 903 under the Securities Act.

“Rule 904” means Rule 904 under the Securities Act.

“Shelf Registration Statement” means the Shelf Registration Statement as defined in the Registration Rights Agreement.

“Special Interest” means, at any time, all additional interest then owing pursuant to the Registration Rights Agreement.

“Unrestricted Definitive Note” means one or more Definitive Notes that do not bear and are not required to bear any Private Placement Legend.

“Unrestricted Global Note” means a Global Note substantially in the form of Exhibit A attached hereto that bears the Global Note Legend and that has the “Schedule of Exchanges of Interests in the Global Note” attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a Series of Notes that do not bear any Private Placement Legend.

SECTION 1.02. Other Definitions.

Term	Defined in Section

“Interest Payment Date”	2.05
“Record Date”	2.05
“Redemption Date”	2.10
“Special Mandatory Redemption”	2.11
“Special Mandatory Redemption Date”	2.11
“Special Mandatory Redemption Event”	2.11
“Special Mandatory Redemption Notice Date”	2.11
“Special Mandatory Redemption Price”	2.11

ARTICLE II

DESIGNATION AND TERMS OF THE NOTES

SECTION 2.01. Title and Aggregate Principal Amount. There is hereby created one Series of Notes designated: 7.000% Senior Notes Due 2025 in an initial aggregate principal amount of $750,000,000.

SECTION 2.02. Execution. The Notes may forthwith be executed by the Company and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of Section 2.04 of the Original Indenture.

SECTION 2.03. Other Terms and Form of the Notes. The Notes shall have and be subject to such other terms as provided in the Original Indenture and this Second Supplemental Indenture and shall be evidenced by one or more Global Notes in the form of Exhibit A hereof and as set forth in Section 2.07 hereof.

SECTION 2.04. Further Issues. The Company may from time to time, without the consent of the Holders of the Notes and in accordance with the Original Indenture and this Second Supplemental Indenture, create and issue further notes having the same terms and conditions as the Notes in all respects (or in all respects except for the first payment of interest) so as to form a single Series with the Notes. The Notes, any such further notes and any Exchange Notes shall be treated as a single class for all purposes under this Indenture; provided that if any such further notes are not fungible with the Notes for U.S. federal income tax purposes, such further notes will have a separate CUSIP number, if applicable. Unless the context otherwise requires, all references to the Notes shall include any such further notes and any Exchange Notes.

SECTION 2.05. Interest and Principal. The Notes will mature on May 15, 2025 and will bear interest at the rate of 7.000% per annum. The Company will pay interest on the Notes on each May 15 and November 15, or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”), beginning on November 15, 2015, to the Holders of record on the immediately preceding May 1 or November 1 (each a “Record Date”), respectively. Interest on the Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance. Payments of the principal of and interest on the Notes shall be made in Dollars, and the Notes shall be denominated in Dollars.

SECTION 2.06. Place of Payment. The place of payment where the Notes issued in the form of Definitive Notes may be presented or surrendered for payment, where the principal of and interest and any other payments due on the Notes issued in the form of Definitive Notes are payable and where the Notes may be surrendered for registration of transfer or exchange shall be the office or agency of the Company maintained for that purpose pursuant to Section 2.05 of the Original Indenture, and the office or agency maintained by the Company for such purpose shall initially be the office of the Trustee. All payments on Notes issued in the form of Global Notes shall be made by wire transfer of immediately available funds to the Depositary and, at the option of the Company, payment of interest on the Notes issued in the form of Definitive Notes may be made by check mailed to registered Holders.

SECTION 2.07. Form and Dating.

(a) General. The Notes will be substantially in the form of Exhibit A hereto. The terms and provisions contained in the Notes will constitute, and are hereby expressly made, a part of this Second Supplemental Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

(b) Global Notes. Notes issued in global form will be substantially in the form of Exhibit A attached hereto (including the Global Note Legend thereon and the “Schedule of Exchanges of Interests in the Global Note” attached thereto). Notes issued in definitive form will be substantially in the form of Exhibit A attached hereto (but without the Global Note Legend thereon and without the “Schedule of Exchanges of Interests in the Global Note” attached thereto). Each Global Note will represent such of the outstanding principal amount of the Notes as will be specified therein and each shall provide that it represents the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby will be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Article III hereof.

SECTION 2.08. Euroclear and Clearstream Procedures Applicable. The provisions of the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream Banking” and “Customer Handbook” of Clearstream, in each case, as in effect from time to time, shall be applicable to transfers of beneficial interests in the Regulation S Global Note that are held by Participants through Euroclear or Clearstream. The Trustee shall have no duty, responsibility, liability or obligation with respect to any such procedures.

SECTION 2.09. Depositary; Registrar. The Company hereby appoints DTC to act as initial Depositary with respect to the Global Notes. The Company hereby appoints the Trustee to act as the Registrar and the Paying Agent with respect to the Notes.

SECTION 2.10. Optional Redemption.

(a) Except as set forth in Section 2.11, the Company shall not be entitled to redeem the Notes at its option prior to May 15, 2020.

(b) On and after May 15, 2020, the Company may redeem the Notes, in whole or in part, upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount of the Notes to be redeemed) set forth below, plus accrued and unpaid interest thereon, to the date of redemption (the

“Redemption Date”), subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date, if redeemed beginning on May 15 of the years indicated below:

Date	Percentage
2020	103.500%
2021	102.333%
2022	101.167%
2023 and thereafter	100.000%

Notwithstanding the foregoing, in connection with any tender offer for all of the outstanding Notes at a price of at least 100% of the principal amount of the Notes tendered, plus accrued and unpaid interest thereon to, but excluding, the applicable tender settlement date (including any Change of Control Offer), if Holders of not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in such tender offer and the Company, or (in the case of a Change of Control Offer) any third party making such a tender offer in lieu of the Company, purchases all of the Notes validly tendered and not withdrawn by such Holders, the Company or such third party will have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase date, to redeem all Notes that remain Outstanding following such purchase at a price equal to the price offered to each other Holder in such tender offer plus, to the extent not included in the tender offer payment, accrued and unpaid interest, if any, thereon, to, but excluding, the Redemption Date.

(c) Any redemption made pursuant to this Section 2.10 shall be made in accordance with Article III of the Original Indenture, except as expressly set forth in this Section 2.10.

SECTION 2.11. Special Mandatory Redemption. If (1) the separation and distribution have not been completed on or before November 30, 2015, or (2) prior to November 30, 2015, DuPont has delivered to the Trustee and the Company an Officer’s Certificate indicating that it has abandoned the separation and distribution (the earlier to occur of (1) or (2), the “Special Mandatory Redemption Event”), then the Company will, on the Special Mandatory Redemption Date (as defined below), redeem all Notes that are Outstanding (the “Special Mandatory Redemption”) at a redemption price (the “Special Mandatory Redemption Price”) equal to (a) 100% of the initial issue price of the Notes if the Special Mandatory Redemption Date is on or before August 15, 2015, or (b) 101% of the principal amount of the Notes if the Special Mandatory Redemption Date is after August 15, 2015, in each case plus accrued and unpaid interest from the Original Issue Date to, but not including, the Special Mandatory Redemption Date (subject to the right of Holders of record of Notes on the relevant record date to receive interest due on the relevant interest payment date).

“Special Mandatory Redemption Date” means the date that is 30 days after the Special Mandatory Redemption Notice Date.

Notice of the Special Mandatory Redemption will be delivered electronically or mailed by the Company no later than three Business Days following a Special Mandatory Redemption Event to each Holder of Notes at its registered address and the Trustee (such date of mailing, the “Special Mandatory Redemption Notice Date”). On or prior to the Special Mandatory Redemption Date, the Company shall pay to the applicable Paying Agent for payment to each Holder of Notes the Special Mandatory Redemption Price for such Holder’s Notes.

ARTICLE III

TRANSFER AND EXCHANGE

SECTION 3.01. Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes shall be exchangeable pursuant to Section 2.08 of the Original Indenture for Definitive Notes if:

(a) the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 90 days after the date of such notice from the Depositary;

(b) the Company in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee; or

(c) an Event of Default with respect to the Notes represented by such Global Note shall have occurred and be continuing and the Holders of a majority in principal amount of the Notes have requested the Company to issue Definitive Notes.

Upon the occurrence of any of the preceding events in (a), (b) or (c) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Company and the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.09 and 2.11 of the Original Indenture. A Global Note may not be exchanged for another Note other than as provided in this Section 3.01; however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 3.02 or 3.03 hereof.

SECTION 3.02. Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes will be effected through the Depositary, in accordance with the provisions of this Second Supplemental Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes will be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also will require compliance with either subparagraph (a) or (b) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

(a) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend. Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 3.02(a).

(b) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 3.02(a) above, the transferor of such beneficial interest must deliver to the Registrar either:

(A) both:

(1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged; and

(2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase; or

(B) both:

(1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged; and

(2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (1) above.

Upon consummation of an Exchange Offer by the Company in accordance with Section 3.06 hereof, the requirements of this Section 3.02(b) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letters of Transmittal delivered by the Holders of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 3.08 hereof.

(c) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 3.02(b) above and the Registrar receives the following:

(A) if the transferee will take delivery in the form of a beneficial interest in the 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and

(B) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof.

(d) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in an Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 3.02(b) above and:

(A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a broker-dealer, (ii) a Person participating in the distribution of the Exchange Notes or (iii) a Person who is an affiliate (as defined in Rule 144) of the Company or any of the Guarantors;

(B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(C) such transfer is effected by a broker-dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(D) the Registrar receives the following:

(1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

(2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in the case of clauses (D)(1) and (D)(2), an Opinion of Counsel stating that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

If any such transfer is effected at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of a Company Order in accordance with Section 2.04 of the Original Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred. Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

SECTION 3.03. Transfer or Exchange of Beneficial Interests for Definitive Notes.

(a) Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes. Subject to the terms hereof, if any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Registrar of the following documentation:

(A) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

(B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

(C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

(D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

(E) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

(F) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c), the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 3.08 hereof, and the Company shall execute and the Trustee, upon a Company Order, shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 3.03 shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 3.03(a) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

(b) Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes. Subject to the terms hereof, a holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

(A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a broker-dealer, (ii) a Person participating in the distribution of the Exchange Notes or (iii) a Person who is an affiliate (as defined in Rule 144) of the Company or any of the Guarantors;

(B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(C) such transfer is effected by a broker-dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(D) the Registrar receives the following:

(1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

(2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in the case of clauses (D)(1) and (D)(2), an Opinion of Counsel stating that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(c) Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes. Subject to the terms hereof, if any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 3.02(b) hereof, the Trustee will cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 3.08 hereof, and the Company will execute and the Trustee, upon a Company Order, will authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 3.03(c) will be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest requests through instructions to the Registrar from or through the Depositary and the Participant or Indirect Participant. The Trustee will deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 3.03(c) will not bear the Private Placement Legend.

SECTION 3.04. Transfer and Exchange of Definitive Notes for Beneficial Interests.

(a) Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes. Subject to the terms of hereof, if any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

(A) if the Holder of such Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

(B) if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

(C) if such Restricted Definitive Note is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

(D) if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

(E) if such Restricted Definitive Note is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

(F) if such Restricted Definitive Note is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee will cancel the Restricted Definitive Note, increase or cause to be increased the aggregate principal amount of the applicable Global Note.

(b) Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

(A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a broker-dealer, (ii) a Person participating in the distribution of the Exchange Notes or (iii) a Person who is an affiliate (as defined in Rule 144) of the Company or any of the Guarantors;

(B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(C) such transfer is effected by a broker-dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(D) the Registrar receives the following:

(1) if the Holder of such Definitive Notes proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

(2) if the Holder of such Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in the case of clauses (D)(1) and (D)(2), an Opinion of Counsel stating that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act. Upon satisfaction of the conditions of any of the subparagraphs in this Section 3.04(b), the Trustee will cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

(c) Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee will cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraph (b) or (c) above at a time when an Unrestricted Global Note has not yet been issued, the Company will issue and, upon receipt of a Company Order in accordance with Section 2.04 of the Original Indenture, the Trustee will authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

SECTION 3.05. Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder’s compliance with the provisions of this Section 3.05, the Registrar will register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder must present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder must provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 3.05.

(a) Restricted Definitive Notes to Restricted Definitive Notes. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Registrar receives the following:

(A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

(B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

(C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

(b) Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

(A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a broker-dealer, (ii) a Person participating in the distribution of the Exchange Notes or (iii) a Person who is an affiliate (as defined in Rule 144) of the Company or any of the Guarantors;

(B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(C) any such transfer is effected by a broker-dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(D) the Registrar receives the following:

(1) if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

(2) if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in the case of clauses (D)(1) and (D)(2), an Opinion of Counsel stating that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(c) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

SECTION 3.06. Registered Exchange Offer.

(a) Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company will issue and, upon receipt of a Company Order in accordance with Section 2.02 hereof, the Trustee will authenticate:

(A) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes accepted for exchange in the Exchange Offer by Persons that certify in the applicable Letters of Transmittal that (1) they are not broker-dealers, (2) they are not participating in a distribution of the Exchange Notes and (3) they are not affiliates (as defined in Rule 144) of the Company or any of the Guarantors; and

(B) Unrestricted Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Exchange Offer by Persons that certify in the applicable Letters of Transmittal that (1) they are not broker-dealers, (2) they are not participating in a distribution of the Exchange Notes and (3) they are not affiliates (as defined in Rule 144) of the Company or any of the Guarantors.

Concurrently with the issuance of such Exchange Notes, the Trustee will cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Company will execute and the Trustee, upon a Company Order, will authenticate and deliver to the Persons designated by the Holders of Definitive Notes so accepted Unrestricted Definitive Notes in the appropriate principal amount.

SECTION 3.07. Legends. The following legends will appear on the face of all Global Notes and Definitive Notes issued under this Second Supplemental Indenture unless specifically stated otherwise in the applicable provisions of this Second Supplemental Indenture.

(a) Private Placement Legend.

(A) Except as permitted by subparagraph (B) below, each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

(1) For Notes sold in reliance on Rule 144A and other Notes bearing the Private Placement Legend not sold in reliance on Regulation S:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, RESOLD, ASSIGNED, PLEDGED, ENCUMBERED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS ACQUIRED SECURITIES, TO OFFER, RESELL OR OTHERWISE TRANSFER THIS SECURITY OR SUCH INTEREST OR PARTICIPATION, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF DEBT SECURITIES OF THE SAME SERIES AS THIS SECURITY AND THE LAST DATE ON WHICH THE CHEMOURS COMPANY (THE “COMPANY”) OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION (OR ANY PREDECESSOR THEREOF), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT

REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A) THAT IS ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN OFFSHORE TRANSACTIONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT (1) IT IS (A) A QUALIFIED INSTITUTIONAL BUYER THAT IS ACQUIRING THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (B) A NON-U.S. PERSON THAT IS ACQUIRING THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT AND (2) IT WILL NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE AND OTHER TRANSFER RESTRICTION REFERRED TO ABOVE AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT, THAT SUCH PURCHASER SHALL BE DEEMED TO HAVE REPRESENTED AS TO THE MATTERS IN CLAUSE (1) OF THIS SENTENCE AND THAT SUCH PURCHASER SHALL BE DEEMED TO HAVE AGREED TO NOTIFY ITS SUBSEQUENT TRANSFEREES AS TO THE FOREGOING.”

(2) For Notes sold in reliance on Regulation S:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, PLEDGED, ENCUMBERED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS ACQUIRED SECURITIES, TO OFFER, RESELL OR OTHERWISE TRANSFER THIS SECURITY OR SUCH INTEREST OR PARTICIPATION, PRIOR TO THE DATE (THE “RESALE

RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF DEBT SECURITIES WHICH THIS SECURITY IS A PART AND THE ISSUE DATE HEREOF, ONLY (A) TO THE CHEMOURS COMPANY (THE “COMPANY”) OR ANY SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A) THAT IS ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN OFFSHORE TRANSACTIONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT (1) IT IS (A) A QUALIFIED INSTITUTIONAL BUYER THAT IS ACQUIRING THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (B) A NON-U.S. PERSON THAT IS ACQUIRING THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT AND (2) IT WILL NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE AND OTHER TRANSFER RESTRICTION REFERRED TO ABOVE AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT, THAT SUCH PURCHASER SHALL BE DEEMED TO HAVE REPRESENTED AS TO THE MATTERS IN CLAUSE (1) OF THIS SENTENCE AND THAT SUCH PURCHASER SHALL BE DEEMED TO HAVE AGREED TO NOTIFY ITS SUBSEQUENT TRANSFEREES AS TO THE FOREGOING.”

(B) Notwithstanding the foregoing, any Global Note or Definitive Note issued pursuant to Sections 3.02(d), 3.03(b), 3.03(c), 3.04(b), 3.04(c), 3.05(b), 3.05(c) or 3.06 of this Article III (and all Notes issued in exchange therefor or substitution thereof) will not bear the Private Placement Legend.

(b) Global Note Legend. Each Global Note will bear a legend in substantially the following form:

“THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO ARTICLE III OF THE SECOND SUPPLEMENTAL INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.12 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENTS FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”

SECTION 3.08. Cancellation and/or Adjustment of Global Notes.

At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note will be returned to or retained and canceled by the Trustee in accordance with Section 2.12 of the Original Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note will be reduced accordingly and an endorsement will be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note will be increased accordingly and an endorsement will be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

SECTION 3.09. General Provisions Relating to Transfers and Exchanges.

(a) To permit registrations of transfers and exchanges, the Company will execute and the Trustee will authenticate Global Notes and Definitive Notes upon receipt of a Company Order in accordance with Section 2.04 of the Original Indenture.

(b) No service charge will be made to a Holder of a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.11, 3.06 and 9.04 of the Original Indenture).

(c) The Registrar will not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

(d) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes will be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

(e) The Company will not be required:

(A) to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 30 days before the day of any selection of Notes for redemption under Section 3.02 of the Original Indenture and ending at the close of business on the day of selection;

(B) to register the transfer of or to exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part; or

(C) to register the transfer of or to exchange a Note between a Record Date and the next succeeding Interest Payment Date.

(f) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

(g) The Trustee will authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.04 of the Original Indenture.

(h) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to Article III to effect a registration of transfer or exchange may be submitted by facsimile.

(i) Each Holder agrees to indemnify the Company, the Registrar and the Trustee (acting in any capacity hereunder) against any liability that may result from the transfer, exchange or assignment of such Holder’s Note in violation of any provision of this Indenture and/or applicable United States federal or state securities law. Neither the Trustee nor the Registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

ARTICLE IV

LEGAL DEFEASANCE, COVENANT DEFEASANCE

AND SATISFACTION AND DISCHARGE

SECTION 4.01. Legal Defeasance, Covenant Defeasance and Satisfaction and Discharge. Article VIII of the Original Indenture shall be applicable to the Notes.

ARTICLE V

COVENANTS

SECTION 5.01. Special Interest. The Company will pay all Special Interest, if any, in the same manner on the dates and in the amounts set forth in the Registration Rights Agreement. In the event the Company is required to pay Special Interest pursuant to the Registration Rights Agreement, the Company will provide written notice to the Trustee of the Company’s obligation to pay Special Interest no later than 15 days prior to the next Interest Payment Date, which notice shall set forth the amount of Special Interest to be paid by the Company. The Trustee shall not at any time be under any duty or responsibility to the Company, any Holders or any other Person to determine whether any such Special Interest is payable or the amount thereof. In the absence of such written notice from the Company, the Trustee shall be entitled to assume that no Special Interest is due.

ARTICLE VI

MISCELLANEOUS

SECTION 6.01. Ratification of Original Indenture; Supplemental Indenture Part of Original Indenture. Except as expressly amended hereby, the Original Indenture, including Section 11.18 thereof regarding submission to jurisdiction, is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Second Supplemental Indenture shall form a part of the Original Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

SECTION 6.02. Concerning the Trustee. The recitals contained herein and in the Notes, except with respect to the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture or of the Notes.

SECTION 6.03. Multiple Originals; Electronic Signatures. This Second Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. The exchange of copies of this Second Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Second Supplemental Indenture as to the parties hereto and may be used in lieu of the original Second Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

SECTION 6.04. GOVERNING LAW. THIS SECOND SUPPLEMENTAL INDENTURE AND EACH NOTE OF THE SERIES CREATED HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Second Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

THE CHEMOURS COMPANY

By:	/s/ Mark E. Newman
	Name:	Mark E. Newman
	Title:	Senior Vice President and Chief Financial Officer

THE CHEMOURS COMPANY FC, LLC

By:	/s/ Mark E. Newman
	Name:	Mark E. Newman
	Title:	Senior Vice President and Chief Financial Officer

THE CHEMOURS COMPANY TT, LLC

By:	/s/ Mark E. Newman
	Name:	Mark E. Newman
	Title:	Senior Vice President and Chief Financial Officer

INTERNATIONAL DIOXCIDE, INC.

By:	/s/ Mark E. Newman
	Name:	Mark E. Newman
	Title:	Senior Vice President and Chief Financial Officer

CHEMFIRST INC.

By:	/s/ Mark E. Newman
	Name:	Mark E. Newman
	Title:	Senior Vice President and Chief Financial Officer

FIRST CHEMICAL CORPORATION

By:	/s/ Mark E. Newman
	Name:	Mark E. Newman
	Title:	Senior Vice President and Chief Financial Officer

FIRST CHEMICAL TEXAS, L.P.
By FT CHEMICAL INC., its general partner

By:	/s/ Mark E. Newman
	Name:	Mark E. Newman
	Title:	Senior Vice President and Chief Financial Officer

FT CHEMICAL, INC.

By:	/s/ Mark E. Newman
	Name:	Mark E. Newman
	Title:	Senior Vice President and Chief Financial Officer

FIRST CHEMICAL HOLDINGS, LLC

By:	/s/ Mark E. Newman
	Name:	Mark E. Newman
	Title:	Senior Vice President and Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Stephanie Roche
	Name:	Stephanie Roche
	Title:	Vice President

EXHIBIT A

[Face of Note]

[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture]

[Insert the 144A or Regulation S Private Placement Legend, if applicable pursuant to the provisions of the Indenture]

CUSIP/ISIN [            ]

7.000% Senior Notes Due 2025

No. [ ]	$[ ]

THE CHEMOURS COMPANY promises to pay to [                    ] or registered assigns, the principal sum of [            ] Dollars on May 15, 2025 or such greater or lesser amount as may be indicated in Schedule A hereto.

Interest Payment Dates: May 15 and November 15

Record Dates: May 1 and November 1

Additional provisions of this Note are set forth on the other side of this Note.

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

THE CHEMOURS COMPANY

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Note is one of the 7.000% Senior Notes Due 2025 referred to in the within-mentioned Indenture.

Dated:

U.S. BANK NATIONAL ASSOCIATION, as Trustee

by
Authorized Signatory

[Reverse of Note]

7.000% Senior Notes Due 2025

1. Indenture

This Note is one of a duly authorized issue of Notes of the Company, designated as its 7.000% Senior Notes Due 2025 (herein called the “Notes,” which expression includes any further notes issued pursuant to Section 2.04 of the Second Supplemental Indenture (as hereinafter defined) and forming a single Series therewith), issued and to be issued under an indenture, dated as of May 12, 2015 (herein called the “Original Indenture”), as supplemented by a second supplemental indenture, dated as of May 12, 2015 (the “Second Supplemental Indenture,” and together with the Original Indenture, the “Indenture”), among THE CHEMOURS COMPANY, a Delaware corporation (the “Company”), each of the Company’s subsidiaries signatory thereto or that becomes a Guarantor pursuant to the terms of the Indenture (the “Subsidiary Guarantors”), U.S. BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as trustee (the “Trustee”) and the other agents party thereto. Reference is hereby made to the Indenture and all indentures supplemental thereto relevant to the Notes for a complete description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes. Capitalized terms used but not defined in this Note shall have the meanings ascribed to them in the Indenture.

Each Note is subject to, and qualified by, all such terms as set forth in the Indenture certain of which are summarized herein and each Holder of a Note is referred to the corresponding provisions of the Indenture for a complete statement of such terms. To the extent that there is any inconsistency between the summary provisions set forth in the Notes and the Indenture, the provisions of the Indenture shall govern.

2. Interest

The Company promises to pay interest on the principal amount of this Note at the rate per annum shown above plus Special Interest, if any, payable pursuant to the Registration Rights Agreement. The Company will pay interest semiannually on May 15 and November 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day, commencing November 15, 2015. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 12, 2015. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

3. Paying Agent and Registrar

Initially the Trustee will act as paying agent and registrar. The Company may appoint and change any paying agent or registrar without notice. The Company or any of its Subsidiaries may act as paying agent or registrar.

4. Defaults and Remedies; Waiver

Article VI of the Original Indenture sets forth the Events of Default and related remedies applicable to the Notes.

5. Amendment

Article IX of the Original Indenture sets forth the terms by which the Notes and the Indenture may be amended.

6. Change of Control

Section 4.13 of the Original Indenture sets forth the terms by which the Company will be required to make an offer to purchase the Notes if a Change of Control occurs.

7. Obligations Absolute

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of and any premium and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

8. Sinking Fund

The Notes will not have the benefit of any sinking fund.

9. Denominations; Transfer; Exchange

The Notes are issuable in registered form without coupons in denominations of $2,000 principal amount and any integral multiple of $1,000 in excess thereof. When Notes are presented to the Registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes of the same Series, the Registrar shall register the transfer or make the exchange in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.11, 3.06 and 9.04 of the Original Indenture).

The Company and the Registrar shall not be required (a) to issue, register the transfer of or to exchange any Notes during a period beginning at the opening of business 30 days before the day of any selection of Notes for redemption under Section 3.02 of the Original Indenture and ending at the close of business on the day of selection; (b) to register the transfer of or to exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part; or (c) to register the transfer of or to exchange a Note between a Record Date and the next succeeding Interest Payment Date.

10. Further Issues

The Company may from time to time, without the consent of the Holders of the Notes and in accordance with the Indenture, create and issue further notes having the same terms and conditions as the Notes in all respects (or in all respects except for the first payment of interest) so as to form a single Series with the Notes.

11. Optional Redemption

The Notes are subject to redemption at the option of the Company, as described in Section 2.10 of the Second Supplemental Indenture.

12. Special Mandatory Redemption

The Notes are subject to Special Mandatory Redemption, as described in Section 2.11 of the Second Supplemental Indenture.

13. Persons Deemed Owners

The ownership of Notes shall be proved by the register maintained by the Registrar.

14. No Personal Liability of Directors, Officers, Employees and Stockholders

No present, past or future director, officer, employee, member, partner, incorporator or equityholder of the Company, any Guarantor or any Subsidiary of the Company or any of their respective direct or indirect parent companies (except for the Company or any Subsidiary in its capacity as obligor or guarantor in respect of the Notes and not in its capacity as equityholder of any Subsidiary Guarantor) shall have any liability for any obligations of the Company or any of the Guarantors under the Notes, the Guarantees, this Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder by accepting the Notes waives and releases all such liability. This waiver and release are part of the consideration for issuance of the Notes.

15. Discharge and Defeasance

Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if it deposits with the Trustee money and/or certain specified government securities for the payment of principal of, premium, if any, and interest on the Notes to redemption or maturity, as the case may be.

16. Unclaimed Money

Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or, if then held by the Company, shall be discharged from such trust. Thereafter the Holder of such Note shall look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

17. Trustee Dealings with the Company

Subject to certain limitations imposed by the TIA, the Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-paying agent may do the same with like rights.

18. Abbreviations

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

19. CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and have directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19. Additional Rights of Holders

In addition to the rights provided to Holders under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes will have all the rights set forth in the Registration Rights Agreement dated as of May 12, 2015, among the Company, the Guarantors and the Initial Purchasers named therein.

20. Governing Law

THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

The Company will furnish to any Holder of Notes upon written request and without charge to the Holder a copy of the Indenture and/or the Registration Rights Agreement.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Option of Holder to Elect Purchase

If you want to elect to have this Note purchased by the Company pursuant to Section 4.10 or Section 4.13 of the Original Indenture, check the appropriate box below:

☐ Section 4.10	☐ Section 4.13

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10 or Section 4.13 of the Original Indenture, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Schedule A

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Custodian

*	This schedule should be included only if the Note is issued in Global Form.

EXHIBIT B

FORM OF CERTIFICATE OF TRANSFER

The Chemours Company

1007 Market Street

Wilmington, Delaware 19898

Attention: General Counsel

U.S. Bank National Association

Corporate Trust Services

Registered Transfers

West Side Flats South-2nd N

Mail Code: EP-MN-WS2N

60 Livingston Ave

Saint Paul, Minnesota 55107

Re:	The Chemours Company Senior Notes

7.000% Senior Notes Due 2025

Reference is hereby made to the Indenture, dated as of May 12, 2015 (the “Original Indenture”), as supplemented by a second supplemental indenture, dated as of May 12, 2015 (the “Second Supplemental Indenture,” and together with the Original Indenture, the “Indenture”), as further amended from time to time, between, inter alios, The Chemours Company (the “Company”), and U.S. Bank National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                     (the “Transferor”) owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $          in such Note[s] or interests (the “Transfer”), to                      (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. ☐ Check if Transferee will take delivery of a beneficial interest in the 144A Global Note or a Restricted Definitive Note pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

2. ☐ Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Note or a Restricted Definitive Note pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note and/or the Restricted Definitive Note and in the Indenture and the Securities Act.

3. ☐ Check and complete if Transferee will take delivery of a beneficial interest in a Restricted Definitive Note pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

(a) ☐ such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

or

(b) ☐ such Transfer is being effected to Holdings or a Subsidiary thereof;

or

(c) ☐ such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.

4. ☐ Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Note or of an Unrestricted Definitive Note.

(a) ☐ Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

(b) ☐ Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

(c) ☐ Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

ANNEX A TO CERTIFICATE OF TRANSFER

1.	The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

(a)	☐ a beneficial interest in the:

(i)	☐ 144A Global Note (CUSIP ), or

(ii)	☐ Regulation S Global Note (CUSIP ), or

(b)	☐ a Restricted Definitive Note.

2.	After the Transfer the Transferee will hold:

[CHECK ONE]

(a)	☐ a beneficial interest in the:

(i)	☐ 144A Global Note (CUSIP ), or

(ii)	☐ Regulation S Global Note (CUSIP ), or

(iii)	☐ Unrestricted Global Note (CUSIP ); or

(b)	☐ a Restricted Definitive Note; or

(c)	☐ an Unrestricted Definitive Note,

in accordance with the terms of the Indenture.

EXHIBIT C

FORM OF CERTIFICATE OF EXCHANGE

The Chemours Company

1007 Market Street

Wilmington, Delaware 19898

Attention: General Counsel

U.S. Bank National Association

Corporate Trust Services

Registered Transfers

West Side Flats South-2nd N

Mail Code: EP-MN-WS2N

60 Livingston Ave

Saint Paul, Minnesota 55107

Re: The Chemours Company Senior Notes

7.000% Senior Notes Due 2025

Reference is hereby made to the Indenture, dated as of May 12, 2015 (the “Original Indenture”), as supplemented by a second supplemental indenture, dated as of May 12, 2015 (the “Second Supplemental Indenture,” and together with the Original Indenture, the “Indenture”), as further amended from time to time, between, inter alios, The Chemours Company (the “Company”), and U.S. Bank National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                     (the “Owner”) owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $         in such Note[s] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that:

[CHECK ALL THAT APPLY]

1. Exchange of Restricted Definitive Notes or Beneficial Interests in a Restricted Global Note for Unrestricted Definitive Notes or Beneficial Interests in an Unrestricted Global Note

(a) ☐ Check if Exchange is from beneficial interest in a Restricted Global Note to beneficial interest in an Unrestricted Global Note. In connection with the Exchange of the Owner’s beneficial interest in a

C-1

Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(b) ☐ Check if Exchange is from beneficial interest in a Restricted Global Note to Unrestricted Definitive Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(c) ☐ Check if Exchange is from Restricted Definitive Note to beneficial interest in an Unrestricted Global Note. In connection with the Owner’s Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(d) ☐ Check if Exchange is from Restricted Definitive Note to Unrestricted Definitive Note. In connection with the Owner’s Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain

C-2

compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. Exchange of Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes for Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes

(a) ☐ Check if Exchange is from beneficial interest in a Restricted Global Note to Restricted Definitive Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner’s own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

(b) ☐ Check if Exchange is from Restricted Definitive Note to beneficial interest in a Restricted Global Note. In connection with the Exchange of the Owner’s Restricted Definitive Note for a beneficial interest in the [CHECK ONE] ☐ 144A Global Note, ☐ Regulation S Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By:
Name:
Title:

Dated

C-3